Exhibit 99.1

Sterling Bancorp Announces Appointment of Two New Independent Directors; Sets Date for 2020 Annual Meeting

September 22, 2020

SOUTHFIELD, Mich. – (BUSINESS WIRE) -- On September 22, 2020, Sterling Bancorp, Inc. (the “Company”) (NASDAQ:SBT), the bank holding company of Sterling Bank and Trust, FSB, Southfield, Michigan (the “Bank”), increased the size of its board of directors (the “Board”) from nine to 11 directors and appointed Mr. Denny Kim and Mr. Steven Gallotta as directors to fill the newly-created vacancies on the Board, effective upon receipt of regulatory non-objection from the Office of the Comptroller of the Currency. Messrs. Kim and Gallotta have also been appointed to the Board of Directors of the Bank, also effective upon receipt of regulatory non-objection from the Office of the Comptroller of the Currency. Regardless of the specific date when such appointments become effective, Messrs. Kim and Gallotta have been nominated for re-election at the 2020 Annual Meeting of Shareholders of the Company, which, as described below, is scheduled to be held on November 18, 2020 (the “2020 Annual Meeting”), to serve as directors of the Company until the 2023 annual meeting of shareholders or until their earlier resignation, retirement or other termination of service.

“We are thrilled to welcome both Denny and Steve to our Board of Directors,” said Thomas O’Brien, Chairman, President and Chief Executive Officer. “Their combined years of financial and capital markets experience, along with their deep understanding of our industry, will bring fresh perspectives to our Board as we navigate our current environment and look to the future.”

Mr. Kim brings over fifteen years of financial experience to the Board. He spent the majority of his career as a Vice President at WL Ross & Co. LLC in New York City, a private equity firm, from March 2010 until the firm was wound down in April 2018. During this time, he also served as a director at Talmer Bancorp, a bank holding company, from December 2014 to August 2015. In addition, he was a board observer at Sun Bancorp on behalf of WL Ross & Co. LLC from January 2016 to January 2018 in connection with its investment in Sun Bancorp. Beginning in September 2019, Mr. Kim became the managing member and full owner of 7911 Partners LLC, an investment management firm, as well as a 50% owner of RMJ Partners LLC, a performing arts school. In addition, he is also an advisor to Gemspring Capital. Mr. Kim obtained a Bachelor of Arts from Northwestern University and a Master of Business Administration from the Tuck School of Business at Dartmouth University.

Mr. Gallotta brings over 35 years of financial reporting and assurance experience in the financial services industry to the Board. Mr. Gallotta spent the majority of his career at KPMG, from 1975 until his mandatory retirement from the firm in 2013. He became an audit partner in the New York Financial Services Practice of KPMG in 1986, serving all types of financial institutions, including depository institutions. During this time, Mr. Gallotta also served as an Advisory partner in KPMG’s Office of General Counsel. Since 2016, Mr. Gallotta has served on the board of directors of St. Patrick’s Home for the Aged and Infirm, a non-compensated role, in the Bronx, New York. Mr. Gallotta has been a certified public accountant licensed in New York since 1979. He obtained his Bachelor of Business Administration from Iona College.

2020 Annual Meeting Information

The Company’s Board has set November 18, 2020 as the date for the 2020 Annual Meeting. The 2020 Annual Meeting will be held at a time and location to be determined and specified in the Company’s proxy statement related to the 2020 Annual Meeting. The Board also set October 5, 2020 as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the 2020 Annual Meeting or any adjournments or postponement thereof.

Because the Company did not hold an Annual Meeting of Shareholders earlier in the year, the Company has set a new deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2020 Annual Meeting. In order to be considered timely, any such proposals must be submitted in writing and received by the Company at its principal executive office (Sterling Bancorp, Inc., Attention: General Counsel, One Towne Square, Suite 1900, Southfield, Michigan 48076) no later than 5:00 p.m. on October 2, 2020. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials. Any such shareholder proposals must also comply with rules of the Securities and Exchange Commission (the “SEC”) regarding the inclusion of shareholder proposals in proxy materials, and the Company may omit from its proxy materials any shareholder proposal that does not comply with the SEC’s rules at the time such proposal is received by the Company.

Additionally, in accordance with the advance notice provisions set forth in the Company’s Second Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”), in order for a shareholder proposal to be submitted outside of Exchange Act Rule 14a-8 or for a director nomination submitted by a shareholder to be considered timely, it must be received by the Company at its principal executive office (Sterling Bancorp, Inc., Attention: General Counsel, One Towne Square, Suite 1900, Southfield, Michigan 48076) no later than 5:00 p.m. on October 2, 2020, which is the tenth day following the day on which public disclosure of the date of the 2020 Annual Meeting was made. Any such proposal or nomination must set forth the information specified in, and comply with all other requirements of, the Company’s Articles and Bylaws in order to be brought before the 2020 Annual Meeting

All shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must comply with applicable law, the rules and regulations promulgated by the SEC, and the procedures set forth in the Company’s Articles and Bylaws.

About Sterling Bancorp, Inc.

Sterling Bancorp, Inc. is a unitary thrift holding company. Its wholly owned subsidiary, Sterling Bank and Trust, F.S.B., has primary branch operations in San Francisco and Los Angeles, California, New York City and Bellevue, Washington. Sterling offers a range of loan products to the residential and commercial markets, as well as retail and business banking services. Sterling also has an operations center and a branch in Southfield, Michigan. For additional information, please visit the Company’s website at http://www.sterlingbank.com.

Forward Looking Statements

This press release contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals, and outlook for the future that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. The risks, uncertainties, and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 18, 2019, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

Contacts:

Investors

Financial Profiles

Larry Clark

310-622-8223

Matthew Keating

310-622-8230

SBT@finprofiles.com